Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 15, 2014 (the "Third Amendment Effective Date"), is made by and among INTERFACE SECURITY SYSTEMS, L.L.C., a Louisiana limited liability company ("Borrower"), INTERFACE SECURITY SYSTEMS HOLDINGS, INC., a Delaware corporation ("Holdings" and together with Borrower, the "Loan Parties"), CAPITAL ONE, N.A., a national banking association, as administrative agent ("Agent") for the banks from time to time party to the Credit Agreement (as hereinafter defined) (the "Banks"), and the Banks.
WITNESSETH:
WHEREAS, the Loan Parties, the Banks and Agent are parties to that certain Credit Agreement, dated as of January 18, 2013, as amended by that certain Consent and Omnibus Amendment to Loan Documents, dated as of September 30, 2013, and that certain Consent, Waiver and Second Amendment to Credit Agreement, dated as of May 16, 2014 (as the same may be further modified, supplemented, amended or restated from time to time, the "Credit Agreement"); and
WHEREAS, the Loan Parties have requested that Agent and the Banks agree to increase the amount of capital lease obligations that may be incurred by the Loan Parties under the Credit Agreement, and Agent and the Banks are willing to do so on the terms and conditions contained in this Amendment;

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:
1.Recitals. The recitals are incorporated herein by reference and are acknowledged by the Loan Parties as true and correct statements.

2.Definitions. Defined terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement.

3.Amendments to Credit Agreement. On the Third Amendment Effective Date, the Credit Agreement shall be amended as set forth in this Section 3.

(a)Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to add thereto the following defined terms in the appropriate alphabetical order:

"Third Amendment shall mean that certain Third Amendment to Credit Agreement by and among the Loan Parties, Agent and the Banks, dated as of August 15, 2014."

"Third Amendment Effective Date shall mean the "Third Amendment Effective Date" as defined in the Third Amendment."

(b)Clause (vi) of Section 7.2.1 [Indebtedness] is hereby amended and restated in its entirety as follows:

"(vi)    the incurrence by a Loan Party of Indebtedness represented by capital leases, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment used in the business of such Loan Party, in an aggregate principal amount, including all new Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any existing Indebtedness incurred pursuant to this clause (vi), not to exceed $5,000,000 at any time outstanding, less the outstanding amount of any capital leases disclosed on Schedule 7.2.1;"
4.Representations and Warranties; No Defaults. Each Loan Party, by executing this Amendment, hereby certifies and confirms that as of the date of this Amendment and after giving effect to this Amendment: (i) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been duly authorized by all necessary corporate or limited liability company action on the part of such Loan Party and do not contravene such Loan Party's articles of incorporation, certificate of formation, bylaws, operating agreement or other organizational documents or any Law applicable to such Loan Party; (ii) the representations and warranties of each Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on the date of this Amendment with the same effect as though such representations and warranties had been made on and as of such date, except (A) representations and warranties that are qualified by materiality, which shall be true and correct on the date of this Amendment with the same effect as though such representations and warranties had been made on and as of such date and (B) representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct in all material respects on and as of the specific dates or times referred to therein; (iii) no Event of Default or Potential Default under the Credit Agreement and/or the Loan Documents has occurred and is continuing; and (iv) the Credit Agreement and all other Loan Documents constitute legal, valid, binding and enforceable obligations of each Loan Party party thereto in accordance with the terms thereof, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

5.Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

(a)The Loan Parties shall have paid the reasonable out-of-pocket costs and expenses of Agent, including reasonable fees of Agent's counsel, in connection with this Amendment.

(b)The Loan Parties shall have executed and delivered this Amendment to Agent.

(c)The Loan Parties shall have delivered to Agent, a certificate, dated as of the Third Amendment Effective Date and signed by the Secretary of each Loan Party, certifying as appropriate as to: (i) all corporate or limited liability company action taken by such Loan Party in connection with authorizing the execution, delivery and performance by such Loan Party of this Amendment and attaching a copy of the relevant resolutions or written consents; and (ii) the fact that there have been no amendments, modifications or other changes in or to such Loan Party's organizational documents, as previously delivered to Agent (except for such amendments or modifications as are attached to the certificate).

(d)After giving effect to this Amendment, no Potential Default or Event of Default under the Credit Agreement and/or the other Loan Documents shall have occurred and be continuing.

6.Release.

(a)Release. In further consideration of Agent's and the Banks' execution of this Amendment, each Loan Party, individually and on behalf of its respective successors (including any trustees acting on behalf of such Loan Party, and any debtor-in-possession with respect to such Loan Party), assigns, Subsidiaries and Affiliates, hereby forever releases Agent and each Bank and their respective successors, assigns, parents, Subsidiaries, and Affiliates and their respective officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity), and obligations of every nature whatsoever, whether liquidated or unliquidated, whether matured or unmatured, whether fixed or contingent that such Loan Party has or may have against the Releasees, or any of them, which arise from or relate to any actions which the Releasees, or any of them, have or may have taken or omitted to take in connection with the Credit Agreement or the other Loan Documents prior to the date hereof (including with respect to the Obligations and any third parties liable in whole or in part for the Obligations). This provision shall survive and continue in full force and effect whether or not the Loan Parties shall satisfy all other provisions of the Credit Agreement or the other Loan Documents. Notwithstanding the foregoing, the foregoing release shall not apply to any manifest errors in Agent's or any Bank's statements of account, ledgers or other relevant records that may exist, as to which the Loan Parties' rights are reserved.

(b)Related Indemnity. Each Loan Party hereby agrees that its release of the Releasees set forth in Section 6(a) of this Amendment shall include an obligation to indemnify and hold the Releasees, or any of them, harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including officers, directors, agents, trustees, creditors, partners or shareholders of such Loan Party or any parent, Subsidiary or Affiliate of such Loan Party, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation, common law principle or otherwise arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith; provided that no Loan Party shall be liable for any indemnification to a Releasee to the extent that any such liability, obligation, loss, penalty, action, judgment, suit, cost, expense or disbursement results from the applicable Releasee's gross negligence or willful misconduct, as finally determined by a non-appealable judgment of a court of competent jurisdiction. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of the Credit Agreement and the other Loan Documents.

7.Force and Effect. Except as expressly modified hereby, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed by the Loan Parties and shall remain in full force and effect after the date hereof.

8.Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

9.Loan Document. This Amendment is a Loan Document.

10.Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.Joint and Several. The provisions of this Amendment shall be the joint and several obligation of all Loan Parties and shall be binding on all Loan Parties and their respective successors and assigns.

12.Indemnity; Governing Law; Jury Trial Waiver. The provisions of Sections 10.3 [Reimbursement and Indemnification of Banks by Borrowers; Taxes], 10.8 [Governing Law] and 10.16 [Consent to Forum; Waiver of Jury Trial] of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall be deemed to be a part hereof as if restated herein in their entirety.

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[SIGNATURE PAGE 1 OF 2 TO THIRD AMENDMENT TO CREDIT AGREEMENT]
IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.
BORROWER:

INTERFACE SECURITY SYSTEMS, L.L.C., a Louisiana limited liability company

By:    /s/ Kenneth Obermeyer
Kenneth Obermeyer, Chief Financial Officer

GUARANTOR:

INTERFACE SECURITY SYSTEMS HOLDINGS, INC., a Delaware corporation

By:    /s/ Kenneth Obermeyer
Kenneth Obermeyer, Chief Financial Officer

[SIGNATURE PAGE 2 OF 2 TO THIRD AMENDMENT TO CREDIT AGREEMENT]
AGENT:

CAPITAL ONE, N.A.

By:     /s/ Charles Boyle
Charles Boyle
Senior Vice President

BANKS:

CAPITAL ONE, N.A.

By:     /s/ Charles Boyle
Charles Boyle
Senior Vice President

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